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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):        December 14, 1998
                                                  ------------------------------

                            IXC Communications, Inc.
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             (Exact name of registrant as specified in its charter)


    Delaware                         0-20803                    74-2644120
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(State or other                    (Commission                (I.R.S. Employer
jurisdiction of                    File Number)              Identification No.)
 incorporation)


           1122 Capital of Texas Highway South, Austin, Texas   78746
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               (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code         (512) 328-1112
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

          Attached as Exhibit 99.1 and Exhibit 99.2 are press releases issued by IXC Communications, Inc., which are hereby incorporated by reference herein.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (c)    EXHIBITS

          99.1   Press Release dated December 14, 1998

          99.2   Press Release dated December 17, 1998

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 21, 1998

                            IXC Communications, Inc.



                            By: /s/ Jeffrey C. Smith
                                -------------------------------------
                                Jeffrey C. Smith
                                Senior Vice President,
                                Secretary and General Counsel



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                                 EXHIBIT INDEX

        Exhibit
        Number    Description
        -------   -----------
         99.1     Press Release dated December 14, 1998

         99.2     Press Release dated December 17, 1998


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